SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

EBR Systems, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

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PRELIMINARY COPY – SUBJECT TO COMPLETION

EBR SYSTEMS, INC.

480 Oakmead Pkwy

Sunnyvale, CA 94085

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held on Wednesday, August 19, 2026 (Australia) and Tuesday, August 18, 2026 (U.S.)

Dear Stockholder:

You are cordially invited to attend a Special Meeting of Stockholders (the “Special Meeting”) of EBR SYSTEMS, INC., a Delaware corporation (the “Company”). The meeting will be held on Wednesday, August 19, 2026, at 9:00 am Australian Eastern Standard Time (Tuesday, August 18, 2026, at 4:00 pm U.S. Pacific Daylight Time) electronically via webcast at meetnow.global/MPMGPJK. You will not be able to attend the meeting in person. The meeting will be held for the following purposes:

1.	To ratify the issuance of 77,352,890 CDIs (equivalent to 7,735,289 shares of common stock, par value $0.0001 per share (“Shares”)) at an issue price of A$0.38 per CDI, on terms and conditions set out in this Proxy Statement, pursuant to and for the purposes of Australian Securities Exchange (“ASX”) Listing Rule 7.4. We refer to this proposal as the “Ratification Proposal” or “Proposal 1.”

2.	To approve the issuance of 92,105,270 CDIs (equivalent to 9,210,527 Shares) at an issue price of A$0.38 per CDI to certain clients of BCP3 Pty Ltd, an associate of Dr. Chris Nave (a non-executive director of the Company), on the terms and conditions set out in this Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.11. We refer to this proposal as the “Approval Proposal” or “Proposal 2.”

3.	To approve the adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposals 1 and 2. We refer to this as the “Adjournment Proposal” or “Proposal 3.”

The Special Meeting will be held virtually through a live webcast. Holders of record of CDIs and Common Stock will be able to attend the Special Meeting, and vote during the live webcast by visiting meetnow.global/MPMGPJK.

•	CDI holders will need to select “Guest” and enter their name and email address (but may not vote at the meeting);
•	Shareholders will need to select “Stockholder” and enter their Shareholder Control Number which will be provided by Computershare Investor Services; and
•	Proxyholders will need to select “Invitation” and enter a proxy number which will be provided by Computershare Investor Services.

Please refer to the additional logistical details and recommendations in the accompanying Proxy Statement. If you intend to vote using the virtual online voting facility during the Special Meeting, it is recommended that you log in to the online platform at least 15 minutes prior to the scheduled start time for the Special Meeting.

The Board of Directors has set Tuesday, July 7, 2026, at 7:00 pm Australian Eastern Standard Time (Tuesday, July 7, 2026, at 1:00 am on U.S. Pacific Daylight Time) as the record date (the “Record Date”) to determine those holders of record of CDIs and Common Stock who are entitled to notice of, to virtually attend, and to electronically vote at, the Special Meeting or any adjournment or postponement thereof and those CDI holders who are entitled to notice of, and to virtually attend (but not vote at), the Special Meeting or any adjournment thereof or postponement. If you hold your shares of Common Stock or CDIs through an account with a brokerage firm, bank, or other nominee, please follow the instructions you receive from them as to how to vote your shares of Common Stock or CDIs. CHESS Depositary Nominees Pty Ltd (“CDN”) will vote the applicable CDIs on behalf of each applicable CDI holder at the Special Meeting in accordance with the instructions received via the CDI Voting Instruction Form. Further details regarding how holders of Common Stock and CDIs can vote are set out in this Proxy Statement.

By Order of the Board of Directors

/s/ Gary Doherty

Gary Doherty

Chief Financial Officer

Sunnyvale, CA

July   , 2026

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Important Notice Regarding the Availability of Proxy Materials for the Special Meeting held on Wednesday, August 19, 2026 (Australia) and Tuesday, August 18, 2026 (U.S.) at 9:00 am Australian Eastern Standard Time and 4:00 pm U.S. Pacific Daylight Time.

The Proxy Statement for the Special Meeting is available at www.ebrsystemsinc.com/investor-center.

You are cordially invited to attend the meeting online. Whether or not you expect to attend the Special Meeting, please complete, date, sign and return the proxy or CDI Voting Instruction Form mailed to you if one was mailed to you, or vote over the telephone or the internet as instructed in these materials, as promptly as possible in order to ensure your representation at the Special Meeting. Even if you have voted by proxy, holders of record of Common Stock may still vote online if you attend the Special Meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the Special Meeting, you must obtain a proxy issued in your name from that record holder.

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QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Why did I receive a notice regarding the availability of proxy materials on the internet?

Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials over the internet. Accordingly, we have sent you a Notice of Internet Availability of Proxy Materials (the “Notice”) because the Board of Directors (the “Board”) of the Company is soliciting your proxy to vote at the 2026 Special Meeting of Stockholders (the “Special Meeting”), including in any adjournments or postponements of the meeting. All stockholders and holders of CHESS Depositary Interest (“CDIs”, and each such holder a “CDI holder”) will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the internet or to request a printed copy may be found in the Notice.

We intend to first mail the Notice on or about July 9, 2026, to all stockholders of record entitled to vote at the Special Meeting.

What is the purpose of the meeting?

At the Special Meeting, stockholders are invited to act upon the matters outlined in the Notice of Special Meeting. There are two matters outlined in the Notice of Special Meeting scheduled for a vote:

•	To ratify the issuance of 77,352,890 CDIs (equivalent to 7,735,289 Shares) at an issue price of A$0.38 per CDI, on terms and conditions set out in this Proxy Statement, pursuant to and for the purposes of Australian Securities Exchange (“ASX”) Listing Rule 7.4. (“Proposal 1”)

•	To approve the issuance of 92,105,270 CDIs (equivalent to 9,210,527 Shares) at an issue price of A$0.38 per CDI to certain clients of BCP3 Pty Ltd, an associate of Dr. Chris Nave (a non-executive director of the Company), on the terms and conditions set out in this Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.11. (“Proposal 2”)

•	To adjourn the Special Meeting to solicit additional proxies if there are not sufficient votes in favor of the foregoing proposals. (“Proposal 3”)

What is a proxy?

If you are a stockholder or CDI holder of record and you designate another person or entity to vote shares or CDIs that you own of record, such other person or entity is referred to as your proxy. If you designate someone as your proxy in a written document, that document is also called a proxy or a proxy card. When you designate a proxy, you may also direct the proxy how to vote your shares. This is referred to as your “proxy vote”.

What does it mean if I receive more than one printed set of proxy materials?

If you receive more than one printed set of proxy materials, it means that you hold shares or CDIs registered in more than one account. To ensure that all of your shares and CDIs are voted, please submit proxies or voting instructions for all of your shares and CDIs.

Who is entitled to vote at the meeting?

Only those stockholders of record or beneficial owners of shares held in street name on July 7, 2026, at 7:00 pm Australian Eastern Standard Time (July 2, 2026, at 2:00 am on U.S. Pacific Daylight Time) (“Record Date”), will be entitled to receive notice of and to vote at the meeting and any adjournment or postponement thereof. CDI holders as of the Record Date are entitled to receive notice of and participate in the meeting and may instruct CDN to vote at the meeting by following the instructions on the CDI Voting Instruction Form or by voting online at www.investorvote.com.au.

As of the Record Date, the Company has 75,330,559 shares of common stock outstanding (equivalent to 753,305,590 CDIs), all of which are entitled to vote with respect to the proposals to be acted upon at the meeting, subject to the voting exclusions set out in this Proxy Statement. Each CDI represents one-tenth of a share.

Stockholder of Record: Shares Registered in Your Name

If you own shares registered directly in your name with the Company’s U.S. share registrar, Computershare Trust Company, N.A. (“Computershare U.S.”), you are considered the stockholder of record with respect to those shares. As a stockholder of record, you have the right to grant your voting proxy directly to the Company or to vote in person at the Special Meeting by registering and participating in the virtual online facility. Whether or not you plan to attend the meeting, we urge you to fill out and return or vote by proxy using a proxy card that you may request or that we may elect to deliver at a later time to ensure your vote is counted. Even if you currently plan to attend the virtual meeting and vote your shares at the Special Meeting, we recommend that you submit a proxy so that your vote will be counted if you later decide not to attend the meeting.

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Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Nominee

If on the Record Date your shares were held, not in your name, but rather in an account at a brokerage firm, bank or other similar organization, then you are the beneficial owner of shares held in “street name” and the Notice should be forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to direct your broker, bank or other agent regarding how to vote the shares in your account. You must follow the instructions provided by your brokerage firm, bank, or other similar organization for your bank, broker or other stockholder of record to vote your shares per your instructions. Alternatively, many brokers and banks provide the means to grant proxies or otherwise instruct them to vote your shares by telephone and via the internet, including by providing you with a 16-digit control number via email or on your Notice or your voting instruction form. If your shares are held in an account with a broker, bank or other stockholder of record providing such a service, you may instruct them to vote your shares by telephone (by calling the number provided in the proxy materials) or over the internet as instructed by your broker, bank or other stockholder of record. If you did not receive a 16-digit control number via email or on your Notice or voting instruction form, and you wish to vote prior to or at the virtual Special Meeting, you must follow the instructions from your broker, bank or other stockholder of record, including any requirement to obtain a valid legal proxy. Many brokers, banks and other stockholders of record allow a beneficial owner to obtain a valid legal proxy either online or by mail, and we recommend that you contact your broker, bank or other stockholder of record to do so.

CDI Holders

If you are a CDI holder, you can participate in the Special Meeting by registering as a guest in the virtual online facility. However, because the holders of CDIs are not the legal owners of the underlying shares of Common Stock, CDI holders are unable to vote during the meeting. CHESS Depositary Nominees Pty Ltd (“CDN”) is the stockholder of record for all shares beneficially owned by holders of CDIs. Holders of CDIs are entitled to receive the Notice and attend the Special Meeting and may vote by using the methods described in the CDI Voting Instruction Form. For votes to be counted, the CDI Voting Instruction Form must be lodged with the Company’s Australian share registrar, Computershare Investor Services Pty Limited (“Computershare AUS”), the agent the Company has designated for the collection and processing of voting instructions from the Company’s CDI holders, no later than Wednesday, August 12, 2026, at 5:00 pm Australian Eastern Standard Time (Wednesday, August 12, 2026, at 12:00 am U.S. Pacific Daylight Time) and in a manner as set out in the Notice of Special Meeting and this Proxy Statement. Computershare AUS is required to follow the voting instructions properly received from holders of CDIs.

Will any investors be excluded from voting on any of the proposals at the meeting?

Yes. In accordance with ASX Listing Rule 14.11.1, the Company will disregard any votes cast in favor of certain resolutions by certain persons and associates of those persons. Voting exclusions apply with regard to Proposal 1 and 2. Please refer to the relevant proposal for details in relation to the exclusions that apply.

How do I attend the Special Meeting?

All of our stockholders and CDI holders are invited to attend the virtual Special Meeting.

To attend the Special Meeting, enter meetnow.global/MPMGPJK into a web browser on your computer or online device:

•	Stockholders will need to select “Shareholder” and enter their Shareholder Control Number which will be provided by Computershare Investor Services;
•	CDI holders will need to select “Guest” and enter their name and email address; and
•	Proxyholders will need to select “Invitation” and enter a proxy number which will be provided by Computershare Investor Services.

CDI holders will not be able to lodge a vote using the virtual online facility and therefore are urged to complete their CDI Voting Instruction Form or vote online before the Special Meeting for their vote to be counted.

We recommend logging on to the online platform for the Special Meeting at least 15 minutes prior to the scheduled start time for the Special Meeting.

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How many shares must be present to hold the meeting?

In accordance with the Company’s amended and restated bylaws, holders of at least one-third of the outstanding shares of common stock entitled to vote at a stockholder meeting as of the Record Date must be present at the Special Meeting in order to hold the meeting and conduct business. This is called a quorum. Your shares are counted as present at the meeting if:

•	you are stockholder of record (or proxy), and you are present virtually at the meeting by registering your attendance via the virtual online facility; or
•	you have properly and timely submitted your proxy before the meeting as described below under “How do I vote my shares of EBR Systems, Inc. common stock?”; or
•	you have properly and timely submitted your CDI voting instructions to CDN before the meeting as described below under “How do I vote if I hold CDIs”?

How do I vote my shares of EBR Systems, Inc. common stock?

If you are a stockholder of record, there are two ways to vote:

•	by completing, signing, and returning the enclosed proxy card - valid proxies must be received by Computershare Investor Services no later than Wednesday, August 19, 2026, at 9:00 am Australian Eastern Standard Time (Tuesday, August 18, 2026, and at 4:00 pm U.S. Pacific Daylight Time); or
•	participating in the virtual Special Meeting and using the virtual online voting facility – see below.

If you intend to vote using the virtual online voting facility during the Special Meeting, it is recommended that you log in to the online platform at least 15 minutes prior to the scheduled start time for the Special Meeting using the instructions below:

Enter meetnow.global/MPMGPJK into a web browser on your computer or other device with web access.

•	Shareholders will need to select “Stockholder” and enter their Shareholder Control Number which will be provided by Computershare Investor Services; and
•	Proxyholders will need to select “Invitation” and enter a proxy number which will be provided by Computershare Investor Services.

This will be a completely virtual Special Meeting. To attend the Special Meeting, enter meetnow.global/MPMGPJK into a web browser on your computer or other device with web access.

Online voting will be open between the commencement of the Special Meeting on Wednesday, August 19, 2026, at 9:00 am Australian Eastern Standard Time (Tuesday, August 18, 2026, and at 4:00 pm U.S. Pacific Daylight Time) and the time at which the Chair announces voting is closed.

If you hold your shares in street name, you must vote your shares in the manner prescribed by your broker, bank, trust, or other nominee, which is similar to the voting procedures for stockholders of record. You will receive a voting instruction form (not a proxy card) to use in directing the broker, bank, trust or other nominee how to vote your shares.

Please refer to “Will any investors be excluded from voting on any of the proposals at the meeting?” for a summary of voting exclusions applicable to each proposal to be voted on at the Special Meeting.

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How do I vote if I hold CDIs?

Each CDI represents one-tenth of a share of common stock. Therefore, each CDI holder as at the Record Date is entitled to direct CDN to vote one vote for every ten (10) CDIs held by such holder. Only full shares of common stock will count towards the vote; fractional shares will not be voted. To the extent a holder’s CDIs represent a fractional share of common stock, such fractional share will not count towards the vote.

CDI holders are entitled to receive notice of and to attend the Special Meeting and any adjournment or postponement of the Special Meeting and may instruct our CDI Depositary, CDN, to vote the shares underlying their CDIs by following the instructions and returning the enclosed CDI Voting Instruction Form or by voting online at www.investorvote.com.au. Valid voting instructions must be received by Computershare AUS by no later than Wednesday, August 12, 2026, at 5:00 pm Australian Eastern Standard Time (Wednesday, August 12, 2026, at 12:00 am U.S. Pacific Daylight Time). Doing so permits CDI holders to instruct CDN to vote on behalf of the CDI holders at the meeting in accordance with their written instructions.

Will my shares or CDIs be voted if I do not return my proxy or CDI Voting Instruction Form?

If you hold your shares of common stock directly in your own name, they will not be voted if you do not provide a proxy or you personally vote at the Special Meeting via the online voting platform. Your shares of common stock may be voted under limited circumstances if they are held in the name of a U.S. brokerage firm. U.S. brokerage firms generally have the authority to vote a customer’s unvoted shares on certain “routine” matters.

If you hold CDIs, they will not be voted if your completed CDI Voting Instruction Form is not provided to Computershare AUS by Wednesday, August 12, 2026, at 5:00 pm Australian Eastern Standard Time (Wednesday, August 12, 2026, at 12:00 am U.S. Pacific Daylight Time), in accordance with the instructions on that form.

What if I return my proxy card or CDI Voting Instruction Form but do not include voting instructions?

Proxies that are signed and returned but do not include voting instructions will be voted “FOR” on Proposals 1, 2 and 3, if needed.

If you are a “street name” holder and do not provide the organization that holds your shares with specific voting instructions, the organization that holds your shares cannot vote on non-routine matters. When a Street Name holder does not give voting instructions to his or her broker, bank or other securities intermediary holding his or her shares as to how to vote on matters deemed to be “non-routine” under the applicable rules, the broker, bank or other such securities intermediary cannot vote the shares. These un-voted shares are counted as “broker non-votes.” We believe that Proposals No. 1, 2 and 3 are considered to be “non-routine” under the applicable rules. Accordingly, if you are a beneficial owner of shares held in “street name”, in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank or other agent by the deadline provided in the materials you receive from your broker, bank or other agent.

If a CDI holder does not include voting instructions in the CDI Voting Instruction Form in respect of a proposal, no vote will be cast on that proposal for that CDI holder.

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Can I change my vote after submitting my proxy?

Yes. If you are a stockholder of record, you may change your vote at any time before your proxy is voted at the Special Meeting, in any of the following ways:

•	by submitting a later-dated proxy by the internet before Monday, August 17, 2026, at 9:00 am Australian Eastern Standard Time (Sunday, August 16, 2026, at 4:00 pm U.S. Pacific Daylight Time);
•	by submitting a later-dated proxy to the Australian Secretary of the Company at c/o Johnson Winter Slattery, Level 14, Quay Quarter Tower, 50 Bridge Street, Sydney NSW 2000, which must be received by the Australian Secretary before the time of the Special Meeting;
•	by sending a written notice of revocation of proxy to the Australian Secretary of the Company at c/o Johnson Winter Slattery, Level 14, Quay Quarter Tower, 50 Bridge Street, Sydney NSW 2000, which must be received by the Australian Secretary before the time of the Special Meeting; or
•	by voting online at the Special Meeting. Attendance at the virtual Special Meeting will not cause your previously granted proxy to be revoked unless you specifically so request or cast your vote online at the Special Meeting.

If you are a holder of CDIs and you direct CDN to vote by completing the CDI Voting Instruction Form, you may revoke those instructions by delivering to Computershare AUS, no later than Saturday, August 15, 2026, at 9:00 am Australian Eastern Standard Time (Friday, August 14, 2026, at 4:00 pm U.S. Pacific Daylight Time), a written notice of revocation bearing a later date than the CDI Voting Instruction Form previously sent.

How many votes are needed to approve each proposal?

Subject to voting exclusion statements for a particular proposal, the following table summarizes the minimum vote needed to approve each proposal and the effect of abstentions.

	Proposals	Vote Required for Approval	Effect of Abstentions	Effect of Broker Non-Votes
1	Ratification of security issuances	The affirmative vote of the majority of the shares present or represented by proxy at the virtual meeting and entitled to vote	Against	No effect

2	Approval of security issuances	The affirmative vote of the majority of the shares present or represented by proxy at the virtual meeting and entitled to vote	Against	No effect

3	Adjournment of Special Meeting	The affirmative vote of the majority of the shares present or represented by proxy at the virtual meeting and entitled to vote	Against	No effect

*	As noted above, for purposes of calculating the voting results pursuant to ASX Listing Rule 14.11.1 the Company will disregard certain votes. Voting exclusions apply with regard to Proposals 1 and 2. Please refer to Proposals 1 and 2 for details of the relevant voting exclusions. Accordingly, approval of this proposal will require (i) the affirmative vote of the holders of a majority of the votes cast affirmatively or negatively, pursuant to our Bylaws, and (ii) the affirmative vote of the holders of a majority of the votes cast affirmatively or negatively by the holders who are entitled to vote on the proposal, pursuant to ASX Listing Rule 14.9. In the event a vote is cast in favor of the proposal by or on behalf of any person whose vote must be disregarded as noted above, the vote will have no effect on the outcome of the proposal for purposes of calculating the voting results.

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What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if holders of at least one-third of the shares issued and outstanding and entitled to vote are present in person via the virtual online facility at the Special Meeting or represented by proxy (evidenced by a properly returned proxy card (in the case of holders of Common Stock) or CDI Voting Instruction Form (in the case of holders of CDIs). On the Record Date, there were 75,330,559 shares of Common Stock (including Common Stock underlying CDIs) issued and outstanding and entitled to vote.

Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, either the chair of the meeting or the holders of a majority of shares present at the meeting or represented by proxy may adjourn the meeting to another date and time.

What if another matter is properly brought before the meeting?

The Board knows of no other matters that will be presented for consideration at the Special Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote with discretionary authority on those matters in accordance with their best judgment.

When are stockholder proposals and director nominations due for the next Annual Meeting?

Stockholders of the Company may submit proposals that they believe should be voted upon at the Company’s annual meeting of Stockholders or nominate persons for election to the Board.

Pursuant to Rule 14a-8 under the Exchange Act, stockholder proposals meeting certain requirements may be eligible for inclusion in the Company’s Proxy Statement for the Company’s 2027 Annual Meeting of Stockholders. To be eligible for inclusion in the Company’s 2027 Proxy Statement, any such stockholder proposals must be submitted in writing to the Chief Financial Officer of the Company no later than November 27, 2026 (Australia) (November 26, 2026 (U.S.)), in addition to complying with certain rules and regulations promulgated by the SEC. The submission of a stockholder proposal does not guarantee that it will be included in the Company’s Proxy Statement.

Alternatively, in accordance with the “advance notice” provisions of our bylaws, stockholders seeking to present a stockholder proposal or nomination at the Company’s 2027 Annual Meeting of Stockholders, without having it included in the Company’s Proxy Statement, must timely submit notice of such proposal or nomination. To be timely, a stockholder’s notice must be received by the Chief Financial Officer at the principal executive offices of the Company not later than the close of business on the 90th day nor earlier than the close of business on the 120th day before the first anniversary of the 2026 Annual Meeting of Stockholders, unless the date of the 2027 Annual Meeting of Stockholders is advanced by more than 30 days or delayed by more than 30 days from the anniversary of the 2026 Annual Meeting of Stockholders. For the Company’s 2027 Annual Meeting of Stockholders, this means that any such proposal or nomination must be submitted no earlier than Thursday, January 7, 2027 (Australia) and Wednesday, January 6, 2027 (U.S.) and no later than Saturday, February 6, 2027 (Australia) and close of business on Friday, February 5, 2027 (U.S.). If the date of the 2027 Annual Meeting of Stockholders is advanced by more than 30 days or delayed by more than 30 days from the anniversary of the 2026 Annual Meeting of Stockholders, the stockholder must submit any such proposal or nomination no earlier than the close of business on the 120th day prior to the 2027 Annual Meeting of Stockholders and not later than the close of business on the later of the 90th day prior to the 2027 Annual Meeting of Stockholders, or the 10th day following the day on which public announcement of the date of the 2027 Annual Meeting of Stockholders is first made by the Company.

In addition to satisfying the deadlines in the “advance notice” provisions of our bylaws, a stockholder who intends to solicit proxies in support of nominees submitted under these “advance notice” provisions, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than Company’s nominees must submit their notice by Monday, March 8, 2027 (Australia) and Sunday, March 7, 2027 (U.S.) and include in their notice the information required by Rule 14a-19 under the Exchange Act.

Notices of any proposals or nominations for the Company’s 2027 Annual Meeting of Stockholders should be sent to the Chief Financial Officer of the Company at 480 Oakmead Parkway, Sunnyvale, CA 94085. A courtesy copy should also be submitted by email to info@ebrsystemsinc.com.

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Will a list of record stockholders as of the Record Date be available?

For the ten days ending the day prior to the Special Meeting, a list of our record stockholders as of the Record Date will be available for examination by any stockholder of record for a legally valid purpose at our corporate headquarters during regular business hours. To access the list of record stockholders beginning August 7, 2026 (U.S.) and until the meeting, stockholders should email info@ebrsystemsinc.com.

How can I find out the results of the voting at the Special Meeting?

Final voting results will be released on the Australian Securities Exchange Market Announcements Platforms following the Special Meeting and published in a current report on Form 8-K that we expect to file within four business days after the Special Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

Who pays for the cost of proxy preparation and solicitation?

We pay for the cost of proxy preparation and solicitation, including the reasonable charges and expenses of brokerage firms, banks, trusts or other nominees for forwarding proxy materials to street name holders. We are soliciting proxies by mail. In addition, our directors, officers, and regular employees may solicit proxies personally, telephonically, electronically or by other means of communication. The Company’s directors, officers and regular employees will receive no additional compensation for their services other than their regular compensation.

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PROPOSAL 1

RATIFICATION OF SECURITY ISSUANCES

Background

As outlined in an announcement released to the ASX on June 4, 2026 (PST) (June 5, 2026 (AEST)) and subsequent related announcements, the Company raised approximately A$29.4 million, under a fully underwritten institutional placement of new CDIs (“New CDIs”) at A$0.38 per New CDI (“Tranche 1 Institutional Placement”).

The Company issued 77,352,890 New CDIs (representing 7,735,289 Shares) on Thursday, June 11, 2026 (PDT) (June 12, 2026 (AEST)) under the Tranche 1 Institutional Placement.

Proceeds from the Tranche 1 Institutional Placement have to date, and will continue to be, used to advance and support the commercialisation strategy for the Company’s WiSE®CRT System, scaling up manufacturing and sales force capabilities, as well as research and development and general administrative and working capital.

The 77,352,890 New CDIs issued under the Tranche 1 Institutional Placement were issued within the Company’s 15% placement capacity under ASX Listing Rule 7.1 and in reliance on a standard ‘supersize’ waiver from the ASX (refer to the ASX announcement on June 4, 2026 (AEST) for further details of the waiver). Accordingly, stockholder approval for the Tranche 1 Institutional Placement was not required.

ASX Listing Rules 7.1

ASX Listing Rule 7.1 provides that a company must not, subject to specified exceptions, issue or agree to issue during any 12-month period any equity securities if the number of those securities exceeds 15% of the number of securities on issue at the commencement of the 12-month period.

ASX Listing Rule 7.4

ASX Listing Rule 7.4 sets out an exception to ASX Listing Rule 7.1. It provides that where a company in stockholder meeting ratifies the previous issue of securities made pursuant to ASX Listing Rule 7.1 (and provided that the previous issue did not breach ASX Listing Rule 7.1) those securities will be deemed to have been made with stockholder approval for the purpose of ASX Listing Rule 7.1.

Proposal 1 seeks stockholder ratification and approval under ASX Listing Rule 7.4 for the issue by the Company of 77,352,890 CDIs under the Tranche 1 Institutional Placement.

Consequences if Proposal 1 is approved

If stockholders approve Proposal 1, the 77,352,890 CDIs issued under the Tranche 1 Institutional Placement will be excluded in calculating the Company’s 15% limit in ASX Listing Rule 7.1, effectively increasing the number of equity securities the Company may issue without stockholder approval over the 12-month period following the issue date of the Tranche 1 Institutional Placement.

By ratifying this issue, the Company will retain the flexibility to issue equity securities in the future within its placement capacity under ASX Listing Rule 7.1.

Consequences if Proposal 1 is not approved

If stockholders do not approve Proposal 1, the issue of 77,352,890 CDIs under the Tranche 1 Institutional Placement will be included in calculating the Company’s 15% limit in ASX Listing Rule 7.1, effectively decreasing the number of equity securities the Company can issue without stockholder approval over the 12-month period following the issue date of the Tranche 1 Institutional Placement.

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Specific disclosure of information

ASX Listing Rule 7.5 and ASX Guidance Note 21 require that the following information be provided to stockholders in relation to the Tranche 1 Institutional Placement:

Names of the persons to whom the Company issued the securities or the basis upon which those persons were identified or selected	The CDIs were issued to institutional and sophisticated investors who were selected by the Company and Canaccord Genuity (Australia) Limited, E&P Capital Pty Limited, and Morgans Corporate Limited, who acted as joint lead managers and bookrunners to the Tranche 1 Institutional Placement.

The number and class of securities issued	The Company issued a total of 77,352,890 CDIs under the Tranche 1 Institutional Placement.

Date of issue	June 11, 2026 (PST) / June 12, 2026 (AEST)

Issue price or other consideration the Company has received for the securities	A$0.38 per CDI

The purpose of the issue	Proceeds from the Tranche 1 Institutional Placement have to date, and will continue to, be used to advance the commercialization strategy of the Company’s WiSE® CRT System scaling up manufacturing and sales force capabilities, research and development and general administrative and working capital.

Other material terms of an agreement relating to the issue of the Securities	The CDIs were issued on the same terms as, and rank equally in all respects with, the Company’s existing CDIs on issue.

Voting Exclusion Statement for Proposal 1

The Company will disregard any votes cast in favor of Proposal 1 by or on behalf of a person (or any of its associates) who participated in the Tranche 1 Institutional Placement. However, the Company need not disregard a vote cast in favor of Proposal 1 if it is cast by:

•	a person as proxy or attorney for a person who is entitled to vote on Proposal 1 in accordance with the directions given to the proxy or attorney; or
•	the person chairing the meeting as proxy or attorney for a person who is entitled to vote on Proposal 1 in accordance with a direction given to the chair to vote on Proposal 1 as the chair decides; or
•	a holder acting solely in a nominee, trustee, custodial or other fiduciary capacity on behalf of a beneficiary provided the following conditions are met:
o	the beneficiary provides written confirmation to the holder that the beneficiary is not excluded from voting, and is not an associate of a person excluded from voting, on Proposal 1; and
o	the holder votes on Proposal 1 in accordance with directions given by the beneficiary to the holder to vote in that way.

Recommendation of our Board of Directors

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE RATIFICATION OF THE SECURITY ISSUANCES.

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PROPOSAL 2

APPROVAL OF SECURITY ISSUANCES

Background

As outlined in an announcement released to the ASX on June 4, 2026 (PST) (June 5, 2026 (AEST)) and subsequent related announcements, the Company seeks to raise approximately A$35.0 million, under a fully underwritten institutional placement of New CDIs at A$0.38 per New CDI (“Tranche 2 Institutional Placement”), from the issuance of 92,105,270 New CDIs to certain clients of BCP3 Pty Ltd (“Brandon Capital”), Hostplus and Hesta, each investing through a co-investment vehicle advised and managed by related Brandon Capital entity, BCP4 Pty Ltd. Brandon Capital is an associate of Dr. Chris Nave, a non-executive director of the Company.

The Company is therefore seeking shareholder approval pursuant to ASX Listing Rule 10.11 for the issuance of 92,105,270 New CDIs at A$0.38 per CDI (“Tranche 2 CDIs”), comprising:

•	77,001,190 New CDIs (representing 7,700,119 Shares) to BB6 Service (HP) Coinvestment Trusco Pty Ltd atf BCP HostPlus Co-Investment Trust (“BCP HostPlus Co-Investment Trust”); and
•	15,104,080 New CDIs (representing 1,510,408 Shares) to BB6 Service (H) Coinvestment Trusco Pty Ltd atf BCP HESTA Co-Investment Trust (“BCP Hesta Co-Investment Trust”).

Proceeds from the Tranche 2 Institutional Placement will be used to advance and support the commercialisation strategy for the Company’s WiSE®CRT System, scaling up manufacturing and sales force capabilities, as well as research and development and general administrative and working capital.

ASX Listing Rule 10.11

Listing Rule 10.11 provides that unless one of the exceptions in Listing Rule 10.12 applies, a listed company must not issue or agree to issue equity securities to:

•	10.11.1 a related party;
•	10.11.2 a person who is, or was at any time in the 6 months before the issue or agreement, a substantial (30%+) holder in the company;
•	10.11.3 a person who is, or was at any time in the 6 months before the issue or agreement, a substantial (10%+) holder in the company and who has nominated a director to the board of the company pursuant to a relevant agreement which gives them a right or expectation to do so;
•	10.11.4 an associate of a person referred to in Listing Rules 10.11.1 to 10.11.3; or
•	10.11.5 a person whose relationship with the company or a person referred to in Listing Rules 10.11.1 to 10.11.4 is such that, in ASX’s opinion, the issue or agreement should be approved by its shareholders;

unless it obtains the approval of its shareholders.

Dr. Chris Nave was elected to the Board of Directors on May 29, 2024 (PST) (May 30, 2024 (AEST)). Brandon Capital is an associate of Dr. Chris Nave and therefore is an entity covered by Listing Rule 10.11.4.

Although neither BCP HostPlus Co-Investment Trust nor BCP Hesta Co-Investment Trust fall within the categories in Listing Rules 10.11.1 to 10.11.5 themselves, the Tranche 2 Institutional Placement falls within Listing Rule 10.11 because Brandon Capital (an entity covered by Listing Rule 10.11.4) committed (on behalf of these investors) to subscribe for the Tranche 2 CDIs, conditional on stockholder approval. The Tranche 2 Institutional Placement therefore does not fall within any of the exceptions in Listing Rule 10.12, and the Tranche 2 Institutional Placement requires the approval of the Company's stockholders under Listing Rule 10.11.

Consequences if Proposal 2 is approved

If stockholders approve Proposal 2, the Company will be able to proceed with the proposed issuance of 92,105,270 New CDIs issued under the Tranche 2 Institutional Placement within one month after the date of the Special Meeting (or such later date as permitted by any ASX waiver or modification of the Listing Rules) and will raise the additional A$35.0 million, which will be used to advance and support the commercialisation strategy for the Company’s WiSE®CRT System, scaling up manufacturing and sales force capabilities, as well as research and development and general administrative and working capital. Because approval is being obtained under Listing Rule 10.11, the issuance of the Tranche 2 CDIs does not require approval pursuant to Listing Rule 7.1 and hence will not use up any of the Company’s 15% placement capacity.

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Consequences if Proposal 2 is not approved

If stockholders do not approve Proposal 2, the Company will not proceed with the proposed issuance of 92,105,270 New CDIs issued under the Tranche 2 Institutional Placement and as a result, the Company will not raise the additional A$35.0 million under the Tranche 2 Institutional Placement.

Specific disclosure of information

ASX Listing Rule 10.13 and ASX Guidance Note 25 require that the following information be provided to stockholders in relation to the Tranche 2 Institutional Placement:

Names of the persons to whom the Company will issue the securities and the number and class of securities being issued	The Tranche 2 CDIs will be issued to BCP HostPlus Co-Investment Trust (as to 77,001,190 New CDIs) and BCP Hesta Co-Investment Trust (as to 15,104,080 New CDIs). Both are advised by Brandon Capital.

Date of issue	The Company expects to issue the Tranche 2 Institutional Placement CDIs within 2 business days of the Special Meeting (if Proposal 2 is approved). In any event, the Company will not issue any Tranche 2 CDIs later than 1 month after the date of the Special Meeting (or a later date to the extent permitted by any ASX waiver or modification of the Listing Rules).

Issue price or other consideration the Company will receive for the securities	A$0.38 per CDI.

The purpose of the issue	Proceeds from the Tranche 2 Institutional Placement will be used to advance the commercialization strategy of the Company’s WiSE® CRT System scaling up manufacturing and sales force capabilities, research and development and general administrative and working capital.

Is the issue intended to remunerate or incentivize a director?

No. The issue of the Tranche 2 CDIs is not intended to remunerate or incentivize Dr. Chris Nave as a director, rather BCP HostPlus Co-Investment Trust and BCP Hesta Co-Investment Trust will subscribe for CDIs for cash on the same basis as the investors in the Tranche 1 Institutional Placement.

Other material terms of an agreement relating to the issue of the Securities	The Tranche 2 CDIs will be issued on the same terms as, and rank equally in all respects with, the Company’s existing CDIs on issue.

Voting Exclusion Statement for Proposal 2

The Company will disregard any votes cast in favor of Proposal 2 by or on behalf of Brandon Capital, BCP HostPlus Co-Investment Trust and BCP Hesta Co-Investment Trust (or an associate of those persons) and any other person who will obtain a material benefit as a result of the issuance of the Tranche 2 CDIs (any of their associates). However, the Company need not disregard a vote cast in favor of Proposal 2 if it is cast by:

•	a person as proxy or attorney for a person who is entitled to vote on Proposal 2 in accordance with the directions given to the proxy or attorney; or
•	the person chairing the meeting as proxy or attorney for a person who is entitled to vote on Proposal 2 in accordance with a direction given to the chair to vote on Proposal 2 as the chair decides; or
•	a holder acting solely in a nominee, trustee, custodial or other fiduciary capacity on behalf of a beneficiary provided the following conditions are met:
o	the beneficiary provides written confirmation to the holder that the beneficiary is not excluded from voting, and is not an associate of a person excluded from voting, on Proposal 2; and
o	the holder votes on Proposal 2 in accordance with directions given by the beneficiary to the holder to vote in that way.

Recommendation of our Board of Directors

OUR BOARD OF DIRECTORS (WITH DR. CHRIS NAVE ABSTAINING) UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE ISSUANCE OF SECURITIES.

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PROPOSAL 3

APPROVAL OF AN ADJOURNMENT OF THE SPECIAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES

General

If the Special Meeting is convened and a quorum is present, but there are not sufficient votes to approve Proposals 1 or 2 or if there are insufficient votes to constitute a quorum, our proxy holders may move to adjourn the Special Meeting at that time in order to enable the Board to solicit additional proxies.

In this proposal, we are asking our stockholders to authorize the holder of any proxy solicited by the Board to vote in favor of adjourning the Special Meeting to another time and place, if necessary or appropriate (as determined in good faith by the Board), to solicit additional proxies in the event there are not sufficient votes to approve Proposals 1 or 2. If our stockholders approve this proposal, we could adjourn the Special Meeting and any adjourned or postponed session of the Special Meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from our stockholders that have previously voted. Among other things, approval of this proposal could mean that, even if we had received proxies representing a sufficient number of votes to defeat Proposals 1 or 2, we could adjourn the Special Meeting without a vote on such proposal and seek to convince our stockholders to change their votes in favor of such proposal.

If it is necessary or appropriate (as determined in good faith by the Board) to adjourn the Special Meeting, no notice of the adjourned meeting is required to be given to our stockholders, other than an announcement at the Special Meeting of the time and place to which the Special Meeting is adjourned, so long as the meeting is adjourned for 30 days or less and no new record date is fixed for the adjourned meeting. At the adjourned meeting, we may transact any business which might have been transacted at the original meeting.

Recommendation of our Board of Directors

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE APPROVAL OF AN ADJOURNMENT OF THE SPECIAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of Common Stock (including shares underlying all issued and outstanding CDIs) of the Company as of June 29, 2026 by (i) each person who, to the Company’s knowledge, owns more than 5% of its Common Stock, (ii) each of the Company’s named executive officers and directors, and (iii) all of the Company’s executive officers and directors as a group. The table also sets out the names of all persons who have filed an ASIC Form 603 (Notice of initial substantial holder) notifying the Company of a relevant interest in 5% or more of the voting rights attached to the issued securities of the Company, or an ASIC Form 604 (Notice of change of interests of substantial holder) notifying the Company of a change to their relevant interest holding of 1% or more. Shares of our Common Stock subject to options, warrants, or other rights currently exercisable, or exercisable within 60 days of June 29, 2026 are deemed to be beneficially owned and outstanding for computing the share ownership and percentage of the person holding such options, warrants or other rights, but are not deemed outstanding for computing the percentage of any other person. As of June 29, 2026, the Company had 75,330,559 shares of Common Stock issued and outstanding, including all shares of Common Stock underlying issued and outstanding CDIs. Unless otherwise indicated below, the address for each beneficial owner is c/o EBR Systems, Inc., 480 Oakmead Parkway, Sunnyvale, California 94085.

Name and address of Beneficial Owner	Number of Shares Beneficially Owned (#)	Percentage of Shares Beneficially Owned (%)
Named Executive Officers and Directors:
John McCutcheon (1)	1,062,747	1.39%
Gary W. Doherty (2)	291,420	*
Erik Strandberg (3)	98,797	*
Allan Will (4)	1,152,409	1.52%
Bronwyn Evans (5)	121,299	*
Trevor Moody (6)	156,123	*
Christopher Nave (7)	70,721	*
David Steinhaus (8)	70,721	*
Karen Drexler (9)	70,721	*
All directors and executive officers as a group (9 persons) (10)	3,094,958	3.98%
All Other Greater than 5% Owners:
Entities Affiliated with Host-Plus Pty Ltd (11)	4,591,525	6.07%
Entities Affiliated with M.H. Carnegie Funds (12)	4,765,120	6.27%
Entities Affiliated with Brandon Capital Partners (13)	5,228,825	6.93%

*	Less than 1%
(1)	Consists of: (a) 10,910 shares held by John Graham McCutcheon and Stacey Paris McCutcheon, Trustees of the McCutcheon Family Trust Dtd July 19, 1999; (b) 1,051,837 shares issuable pursuant to a stock option exercisable within 60 days after June 29, 2026.
(2)	Consists of 291,420 shares issuable pursuant to a stock option exercisable within 60 days from June 29, 2026.
(3)	Consists of 98,797 shares issuable pursuant to a stock option exercisable within 60 days after June 29, 2026.
(4)	Consists of: (a) 5,995,730 CDIs (equivalent to 599,573 shares of common stock) held by Allan R. Will Trust U/A Dtd 6/14/2012, Allan R. Will TTEE; (b) 600,000 CDIs (equivalent to 60,000 shares of common stock) held by Taphne Lux; (c) 467,833 shares issuable pursuant to a stock option exercisable within 60 days after June 29, 2026; and (d) 25,003 shares issuable upon exercise of certain warrants issued to Allan R. Will Trust U/A Dtd 6/14/2012, Allan R. Will TTEE.
(5)	Consists of: (a) 851,580 CDIs (equivalent to 85,158 shares of common stock) held by Peter Douglas Gordan and Dr. Bronwyn Joy Evans; (b) 36,141 shares issuable pursuant to a stock option exercisable within 60 days after June 29, 2026.
(6)	Consists of: (a) 60,711 shares issuable pursuant to a stock option exercisable within 60 days after June 29, 2026; (b) 10,010 shares issuable pursuant to a stock option exercisable within 60 days of June 29, 2026, held by Australian Medtech Services Pty Ltd; and (c) 85,402 shares issuable upon exercise of certain warrants issued to M. H. Carnegie & Co. Pty Ltd on behalf of Mr. Moody.

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(7)	Consists of 70,721 shares of common stock issuable upon the exercise of stock options held by MRCF BTF Service (BCPIT) Pty Ltd as trustee for the MRCF BTF (BCP Investment) Trust (“MRCF BTF (BCPIT”) that are exercisable within 60 days of June 29, 2026.
(8)	Consists of 70,721 shares issuable pursuant to a stock option exercisable within 60 days after June 29, 2026, held of record by David M. Steinhaus Revocable Trust dated January 20, 2004, as amended and restated.
(9)	Consists of 70,721 shares issuable pursuant to a stock option exercisable within 60 days after June 29, 2026.
(10)	Consists of: (a) 10,910 shares held by our current directors and executive officers; (b) 7,447,310 CDIs (equivalent to 744,731 shares of common stock); (c) 2,228,912 shares issuable pursuant to stock options exercisable within 60 days after June 29, 2026; and (c) 110,405 shares issuable upon exercise of certain warrants.
(11)	The indicated ownership is based solely on a Schedule 13G filed with the SEC by Host-Plus Pty Ltd as trustee for the HOSTPLUS Pooled Superannuation Trust (“Host-Plus”) on November 26, 2024, and, consequently, the beneficial ownership of the above-mentioned reporting person may have change since November 13, 2024. Consists of: (a) 26,551,400 CDIs (equivalent to 2,655,140 shares of common stock) and 209,493 shares of common stock issuable upon exercise of certain warrants held by MRCF3 Service (HP) Pty Ltd ("MRCF3 Service (HP)") on trust for MRCF3 (HP) Trust; (b) 8,376,380 CDIs (equivalent to 837,638 shares of common stock) and 102,440 shares of common stock issuable upon exercise of certain warrants held by MRCF3 Service (SW) Pty Ltd ("MRCF3 Service (SW)") on trust for MRCF 3 (SW) Trust; and (c) 7,868,140 CDIs (equivalent to 786,814 shares of common stock) held by BB6 Service (HP) Coinvestment Trusco Pty Ltd ("BB6 Service (HP)") on trust for BCP (HP) Co-Investment Trust. Host-Plus is the sole unitholder in each of MRCF 3 (HP) Trust, MRCF 3 (SW) Trust and BCP (HP) Co-Investment Trust and has sole voting and investment power with respect to the securities held by each trust. The principal address for Host-Plus is Level 9, 114 William Street, Melbourne, VIC 3000.
(12)	The indicated ownership is based on the issuance of CDIs on June 12, 2026, and on a Schedule 13G filed with the SEC by: (i) M.H. Carnegie & Co. Pty Ltd (“MHCC”); (ii) Mark H. Carnegie; (iii) Carnegie Healthcare Fund LP (“CHF”); (iv) Carnegie Innovation Fund No 2 LP (“CIF2”); (v) MHC Fund Services B Pty Ltd (“MHC Co-Inv”); (vi) MHC Fund Services 2A Pty Ltd (“CPOF2A”); and (vii) M. Carnegie Pty Ltd (“MHCFT”) (collectively, the “Reporting Persons”) on November 14, 2024, and, consequently, the beneficial ownership of the above-mentioned reporting persons may have change since November 14, 2024. Consists of: (a) 14,952,670 CDIs (equivalent to 1,495,267 shares of common stock) held by CFH; (b) 14,162,840 CDIs (equivalent to 1,416,284 shares of common stock) held by CIF2; (c) 3,323,200 CDIs (equivalent to 332,320 shares of common stock) held by CPOF2A; (d) 7,833,300 CDIs (equivalent to 783,330 shares of common stock) held by MHC Co-Inv; (e) 784,210 CDIs (equivalent to 78,421 shares of common stock) held by MHCFT; (f) 429,675 CDIs (equivalent to 42,968 shares of common stock) held by Mark H. Carnegie; (g) 240,170 shares issuable upon exercise of certain warrants issued to CHF; (g) 44,854 shares issuable upon exercise of certain warrants issued to CIF2; (h) 18,232 shares issuable upon exercise of certain warrants issued to MHCFT; (i) 118,213 shares issuable upon exercise of certain warrants issued to MHC Co-Inv; and (j) 195,061 shares issuable upon exercise of certain warrants issued to MHCC. MHCC and MHCFT are entities owned by Mr. Carnegie. MHCC is the investment manager of CHF, CIF2, MHC Co-Inv and CPOF2A. MHCC, the Carnegie Funds, and MHCFT may be referred to as the “entities affiliated with M.H. Carnegie & Co. and Mark Carnegie”. Mr. Carnegie as controlling member may be deemed to share voting and/or investment power over the shares beneficially owned by the entities affiliated with M.H. Carnegie & Co. and Mark Carnegie. In addition, Mr. Carnegie and Trevor Moody (a member of our Board of Directors) may be deemed to have share voting and/or investment power over 854,018 shares issuable upon exercise of warrants held by MHCC. The principal address for the Reporting Persons is Suite 210-F3, The Entertainment Quarter, 122 Lang Road, More Park, NSW 2021.
(13)	The indicated ownership is based on the issuance of CDIs on June 29, 2026, and on a Schedule 13G/A filed with the SEC by BCP3 Pty Ltd on December 4, 2024, and, consequently, the beneficial ownership of the above-mentioned reporting person may have change since December 4, 2024. Consists of (a) 7,243,530 CDIs (equivalent to 724,353 shares of common stock) held by MRCF3 Service (H) Pty Ltd as trustee for MRCF 3 (H) Trust (“MRCF3(H)”); (b) 7,243,530 CDIs (equivalent to 724,353 shares of common stock) held by MRCF3 Service (AS) Pty Ltd as trustee for MRCF 3 (AS) Trust (“MRCF3 (AS)”); and (c) 2,415,200 CDIs (equivalent to 241,520 shares of common stock) held by MRCF3 Service (HP) Pty Ltd as trustee for MRCF 3 (HP) Trust (“MRCF3 (HP)”); (d) 2,415,200 CDIs (equivalent to 241,520 shares of common stock) held by MRCF3 Service (SW) Pty Ltd as trustee for MRCF 3 (SW) Trust (“MRCF3 (SW)”); (e) 1,557,250 CDIs (equivalent to 155,725 shares of common stock) held by MRCF3 Service (CSL) Pty Ltd as trustee for MRCF 3 (CSL) Trust (“MRCF3 (CSL)”); (f) 48,440 CDIs (equivalent to 4,844 shares of common stock) held by MRCF Pty Ltd as trustee for MRCF Trust (“MRCF”); (g) 25,630,389 CDIs (equivalent to 2,563,039 shares of common stock) held by BB6 Service (HP) Coinvestment Trusco Pty Ltd ("BB6 Service (HP)") on trust for BCP (HP) Co-Investment Trust; (h) 5,027,499 CDIs (equivalent to 502,750 shares of common stock) held by BB6 Service (H) Coinvestment Trusco Pty Ltd ("BB6 Service (H)") on trust for BCP (H) Co-Investment Trust; and (g) 70,721 shares of common stock issuable upon the exercise of stock options held by MRCF BTF Service (BCPIT) Pty Ltd as trustee for the MRCF BTF (BCP Investment) Trust (“MRCF BTF (BCPIT”) that are exercisable within 60 days of June 29, 2026. BCP3 Pty Ltd is the investment adviser for each of MRCF (H), MRCF3 (AS), MRCF3 (HP), MRCF3 (SW), MRCF3 (CSL), MRCF, BB6 Services (HP), BB6 Services (H) and MRCF BTF (BCPIT) and has sole voting and investment power with respect to these securities. The principal address for BCP3 Pty Ltd is Level 9, 31 Queen Street, Melbourne, VIC 3000.

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HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Notices of Internet Availability of Proxy Materials or other Special Meeting materials with respect to two or more stockholders sharing the same address by delivering a single Notice of Internet Availability of Proxy Materials or other Special Meeting materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are Company stockholders will be “householding” the Company’s proxy materials. A single Notice of Internet Availability of Proxy Materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Notice of Internet Availability of Proxy Materials, please notify your broker or EBR Systems, Inc. Direct your written request to EBR Systems, Inc., Attn: Management, 480 Oakmead Parkway, Sunnyvale, CA 94085. Stockholders who currently receive multiple copies of the Notices of Internet Availability of Proxy Materials at their addresses and would like to request “householding” of their communications should contact their brokers.

STATUS OF CDIS

Under the Delaware General Corporation Law, shares are generally freely transferable subject to restrictions imposed by United States (“US”) federal or state securities laws, by the Company’s certificate of incorporation or bylaws, or by an agreement signed with the holders of the shares at issue.  The Company’s CDIs (other than those issued upon conversion of outstanding common stock) were issued in reliance on the exemption from registration contained in Regulation S of the Securities Act of 1933 (the “US Securities Act”) for offers or sales which are made outside the United States.  Accordingly, the CDIs have not been, and will not be, registered under the US Securities Act or the laws of any state or other jurisdiction in the US.  The holders of the Company’s CDIs are unable to sell the CDIs into the US or to a US person unless the re-sale of the CDIs is registered under the US Securities Act or an exemption is available.  To enforce the above transfer restrictions, all CDIs issued bear a “FOR US” designation on the ASX. This designation restricts any CDIs from being sold on the ASX to US persons. However, you still may freely transfer your CDIs on the ASX to any person other than a US person, subject to the restrictions described above. In addition, hedging transactions with regard to the CDIs may only be conducted in accordance with the US Securities Act.

OTHER MATTERS

The Board knows of no other matters that will be presented for consideration at the Special Meeting. If any other matters are properly brought before the meeting by or at the direction of the Board, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors

/s/ Gary Doherty
Gary Doherty
Chief Financial Officer

July   , 2026

A copy of the Company’s Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended December 31, 2025, is available without charge upon written request to: EBR Systems, Inc., Attn: Management, 480 Oakmead Parkway, Sunnyvale, CA 94085.

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Proposals ? The Board of Directors recommend a vote FOR Proposals 1-2 (inclusive).A04B31C2. To approve the issuance of 92,105,270 CDIs (equivalent to 9,210,527 Shares) at an issue price of A$0.38 per CDI to certain clients of BCP3 Pty Ltd, an associate of Dr. Chris Nave (a non-executive director of the Company), on the terms and conditions set out in this Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.11. ForAgainstAbstainSpecial Meeting Proxy CardUsing a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q1. To ratify the issuance of 77,352,890 CDIs (equivalent to 7,735,289 shares of common stock ("Shares")) at an issue price of A$0.38 per CDI, on terms and conditions set out in this Proxy Statement, pursuant to and for the purposes of Australian Securities Exchange ("ASX") Listing Rule 7.4. ForAgainstAbstain1UPXPlease sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.Signature 1 ? Please keep signature within the box.Signature 2 ? Please keep signature within the box.Date (mm/dd/yyyy) ? Please print date below.Authorized Signatures ? This section must be completed for your vote to count. Please date and sign below.BMMMMMMMMMMMMMMMMMMMMM1234 5678 9012 345694105If no electronic voting, delete QR code and control #000001MR A SAMPLEDESIGNATION (IF ANY)ADD 1ADD 2ADD 3ADD 4ADD 5ADD 6ENDORSEMENT_LINE______________ SACKPACK_____________MMMMMMMMMMMMMMMC123456789000000000.000000 ext000000000.000000 ext000000000.000000 ext000000000.000000 ext000000000.000000 ext000000000.000000 ext2024MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND C 1234567890 J N TMMMMMMMOnlineGo to www.investorvote.com/EBR or scan the QR code ? login details are located in the shaded bar below.Save paper, time and money! Sign up for electronic delivery at www.investorvote.com/EBRPhoneCall toll free 1-800-652-VOTE (8683) within the USA, US territories and CanadaYou may vote online or by phone instead of mailing this card.Your vote matters ? here's how to vote!

Small steps make an impact.Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/EBRNotice of Special Meeting of StockholdersProxy Solicited by Board of Directors for Special Meeting of EBR Systems, Inc.The Chair of the Special Meeting is hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Special Meeting of Stockholders of EBR Systems, Inc. to be held on Wednesday, August 19, 2026, at 9:00 a.m. Australian Eastern Standard Time (Tuesday, August 18, 2026, at 4:00 p.m. U.S. Pacific Daylight Time) or adjournment thereof.Shares represented by this proxy will be voted in the manner directed by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR items 1-2 (inclusive).In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.(Items to be voted appear on reverse side)EBR Systems, Inc.Non-Voting ItemsCq IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.qChange of Address ? Please print new address below.Comments ? Please print your comments below.The 2026 Special Meeting of Stockholders will be held on Wednesday, August 19, 2026, at 9:00 a.m. Australian Eastern Standard Time (Tuesday, August 18, 2026, at 4:00 p.m. U.S. Pacific Daylight Time) electronically via webcast at meetnow.global/MPMGPJK. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.

SRN/HIN: I9999999999Phone:1300 850 505 (within Australia)+61 3 9415 4000 (outside Australia)Online:www.investorcentre.com/contactNeed assistance?EBR Systems, Inc.ARBN 654 147 127EBR Systems, Inc. Special Stockholder MeetingControl Number: 999999PIN: 99999The EBR Systems, Inc. Special Stockholder Meeting will be held on Wednesday, 19 August 2026 at 9:00am(AEST) (Tuesday, 18 August 2026 at 4:00pm U.S. Pacific Daylight Time). You are encouraged toparticipate in the meeting using the following options:To lodge a vote, access the Notice of Meeting and other meeting documentation visitwww.investorvote.com.au and use the below information:MAKE YOUR VOTE COUNTFor your vote to be effective it must be received by 5:00pm (AEST) on Tuesday, 12 August2026, (Tuesday, 12 August 2026 at 12:00am U.S. Pacific Daylight Time).ATTENDING THE MEETING VIRTUALLYAs a beneficial owner, you are invited to attend the Special Stockholder Meeting as a guest,however because you are not a stockholder of record, you cannot vote the shares underlyingyour CDIs and/or ask questions in person at the virtual Stockholder Meeting at:https://meetnow.global/TBCFor instructions refer to the online user guide www.computershare.com.au/virtualmeetingguideYou may elect to receive meeting-related documents, or request a particular one, in electronic or physical formand may elect not to receive annual reports. To do so, contact Computershare.EBRMR SAM SAMPLEFLAT 123123 SAMPLE STREETTHE SAMPLE HILLSAMPLE ESTATESAMPLEVILLE VIC 3030Samples/000001/000001*L000001*

EBR

EBR Systems, Inc.
ARBN 654 147 127

EBR

MR SAM SAMPLE
FLAT 123
123 SAMPLE STREET
THE SAMPLE HILL
SAMPLE ESTATE
SAMPLEVILLE VIC 3030

Need assistance?

Online:
www.investorcentre.com/contact

YOUR VOTE IS IMPORTANT

CDI Voting Instruction Form

How to Vote on Items of Business

You can vote by completing, signing and returning your CDI Voting Instruction Form. This form gives your voting instructions to CHESS Depositary Nominees Pty Ltd, which will vote the underlying Shares on your behalf. You need to return the form no later than the time and date shown above to give CHESS Depositary Nominees Pty Ltd enough t ime to tabulate all CDI votes and to vote on the underlying Shares.

SIGNING INSTRUCTIONS FOR POSTAL FORMS

Power of Attorney: If you have not already lodged the Power of Attorney with the Australian registry, please attach a certified photocopy of the Power of Attorney to this form when you return it.

Lodge your Form:

XX

Online:

Lodge your vote online at www.investorvote.com.au using your secure access information or use your mobile device to scan the personalised QR code.

Your secure access information is

Control Number: 999999

SRN/HIN: I9999999999

PIN: 99999

By Mail:

Computershare Investor Services Pty Limited
GPO Box 242
Melbourne VIC 3001
Australia

By Fax:

PLEASE NOTE: For security reasons it is important that you keep your SRN/HIN confidential.

Samples/000001/000002/i12

SRN/HIN: I9999999999EBRMR SAM SAMPLEFLAT 123123 SAMPLE STREETTHE SAMPLE HILLSAMPLE ESTATESAMPLEVILLE VIC 3030EBR Systems, Inc.ARBN 654 147 127Each CHESS Depositary Interest (CDI) is equivalent to one-tenth of Common Stock of theCompany (Share), so that every 1 (one) CDI registered in your name at 7:00pm (AEST)Tuesday, 7 July 2026 (Tuesday, 7 July 2026 at 2:00am (U.S. Pacific Daylight Time)) entitlesyou to one vote.You can vote by completing, signing and returning your CDI Voting Instruction Form. This formgives your voting instructions to CHESS Depositary Nominees Pty Ltd, which will vote theunderlying Shares on your behalf. You need to return the form no later than the time and dateshown above to give CHESS Depositary Nominees Pty Ltd enough time to tabulate all CDI votes and to vote on the underlying Shares.For your vote to be effective it must bereceived by 5:00pm (AEST) on Tuesday, 12August 2026, (Tuesday, 12 August 2026 at12:00am U.S. Pacific Daylight Time).YOUR VOTE IS IMPORTANTPhone:1300 850 505 (within Australia)+61 3 9415 4000 (outside Australia)Online:www.investorcentre.com/contactNeed assistance?CDI Voting Instruction FormLodge your Form:Online:Lodge your vote online atwww.investorvote.com.au using yoursecure access information or use yourmobile device to scan the personalisedQR code.Your secure access information isBy Mail:Computershare Investor Services Pty LimitedGPO Box 242Melbourne VIC 3001AustraliaBy Fax:1800 783 447 within Australia or+61 3 9473 2555 outside AustraliaPLEASE NOTE: For security reasons itis important that you keep your SRN/HINconfidential.How to Vote on Items of BusinessSIGNING INSTRUCTIONS FOR POSTAL FORMSOnline:XXControl Number: 999999PIN: 99999Individual: Where the holding is in one name, the securityholder must sign.Joint Holding: Where the holding is in more than one name, all of the securityholders shouldsign.Power of Attorney: If you have not already lodged the Power of Attorney with the Australianregistry, please attach a certified photocopy of the Power of Attorney to this form when youreturn it.Companies: Only duly authorised officer/s can sign on behalf of a company. Please sign inthe boxes provided, which state the office held by the signatory, i.e. Sole Director, SoleCompany Secretary or Director and Company Secretary. Delete titles as applicable.You may elect to receive meeting-relateddocuments, or request a particular one, inelectronic or physical form and may electnot to receive annual reports. To do so,contact Computershare.Samples/000001/000002/i12*M00000112Q02*

MR SAM SAMPLE
FLAT 123
123 SAMPLE STREET
THE SAMPLE HILL
SAMPLE ESTATE
SAMPLEVILLE VIC 3030

☐ **Change of address.** If incorrect, mark this box and make the correction in the space to the left. Securityholders sponsored by a broker (reference number commences with 'X') should advise your broker of any changes.

I 9999999999 IND

CDI Voting Instruction Form

Please mark ☒ to indicate your directions

STEP 1 CHESS Depositary Nominees Pty Ltd will vote as directed

XX

Voting Instructions to CHESS Depositary Nominees Pty Ltd

STEP 2 Items of Business

SIGN Signature of Securityholder(s) *This section must be completed.*

Individual or Securityholder 1	Securityholder 2	Securityholder 3
Sole Director and Sole Company Secretary	Director	Director/Company Secretary

Contact Name ______________ Contact Daytime Telephone ______________ Date ___ / ___ / ___

EBR 326377A

Computershare

I 9999999999Change of address. If incorrect,mark this box and make thecorrection in the space to the left.Securityholders sponsored by abroker (reference numbercommences with ?X') should adviseyour broker of any changes.CDI Voting Instruction FormPlease markto indicate your directionsCHESS Depositary Nominees Pty Ltd will vote as directedVoting Instructions to CHESS Depositary Nominees Pty LtdSTEP 1I/We being a holder of CHESS Depositary Interests of EBR Systems, Inc. hereby direct CHESS Depositary Nominees Pty Ltd to vote the sharesunderlying my/our holding at the Special Stockholder Meeting of EBR Systems, Inc. to be held virtually on Wednesday, 19 August 2026 at9.00am (AEST) (Tuesday, 18 August 2026 at 4:00pm U.S. Pacific Daylight Time) and at any adjournment or postponement of that meeting.By execution of this CDI Voting Form the undersigned hereby authorises CHESS Depositary Nominees Pty Ltd to appoint such proxies or theirsubstitutes to vote in their discretion on such business as may properly come before the meeting.STEP 2Items of BusinessPLEASE NOTE: If you mark the Abstain box for an item, you are directing CHESS Depositary NomineesPty Ltd or their appointed proxy not to vote on your behalf on a show of hands or a poll and your votes willnot be counted in computing the required majority.SIGNSignature of Securityholder(s)This section must be completed.Individual or Securityholder 1Securityholder 2Securityholder 3Sole Director and Sole Company SecretaryDirectorDirector/Company SecretaryContactNameContactDaytimeTelephoneDateINDMR SAM SAMPLEFLAT 123123 SAMPLE STREETTHE SAMPLE HILLSAMPLE ESTATESAMPLEVILLE VIC 3030EBR326377A/ /XX123To ratify the issuance of 77,352,890 CDIs (equivalent to 7,735,289 shares of common stock("Shares")) at an issue price of A$0.38 per CDI, on terms and conditions set out in this ProxyStatement, pursuant to and for the purposes of Australian Securities Exchange ("ASX") Listing Rule7.4.To approve the issuance of 92,105,270 CDIs (equivalent to 9,210,527 Shares) at an issue price ofA$0.38 per CDI to certain clients of BCP3 Pty Ltd, an associate of Dr. Chris Nave (a non-executivedirector of the Company), on the terms and conditions set out in this Proxy Statement, pursuant to andfor the purposes of ASX Listing Rule 10.11.To adjourn the Special Meeting to solicit additional proxies if there are not sufficient votes in favor ofthe foregoing proposals.ForAbstainAgainstTHE BOARD OF DIRECTORS RECOMMEND A VOTE 'FOR' ON RESOLUTIONS 1 - 3.